Exhibit 24
----------

                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.

  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.


                                                /s/Cloyd J. Abruzzo
                                                -------------------
                                                Cloyd J. Abruzzo

Exhibit 24
----------

                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.

  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.

                                                /s/Jerry A. Cooper
                                                ------------------
                                                Jerry A. Cooper

Exhibit 24
----------

                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.


  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.


                                                /s/Preston Heller, Jr.
                                                ----------------------
                                                Preston Heller, Jr.

Exhibit 24
----------

                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.


  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.

                                                /s/James A. Karman
                                                ------------------
                                                James A. Karman

Exhibit 24
----------
                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.

  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.


                                                /s/David A. Preiser
                                                -------------------
                                                David A. Preiser

Exhibit 24
----------

                                 SUDBURY, INC.
                             REGISTRATION STATEMENT

                                    FORM S-8

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a Director of Sudbury, Inc. (the "Company"), a Delaware corporation, does hereby constitute and appoint Jacques R. Sardas, Mark E. Brody or Mary C. Farrar, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him in his name any and all documents and forms, including all amendments and exhibits thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, concerning the Company's Registration on Form S-8 which relates to the issuance of the Company's Common Stock under the Company's 1995 Stock Option Plan authorized by the Board of Directors on June 22, 1995 and approved by the Company's stockholders on September 28, 1995, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in connection therewith, as fully to all intents and purposes as he could do if personally present, and does hereby ratify and approve of the acts of said attorneys and any of them and any such substitute.

  EXECUTED AT Cleveland, Ohio ,this 8th day of November, 1995.

                                                /s/Thomas F. Slater
                                                -------------------
                                                Thomas F. Slater